UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2018

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Road, Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On March 27, 2018, A. Schulman, Inc. (the “Company”) entered into an Amendment of Employment Agreement with Joseph M. Gingo, the Company’s Chief Executive Officer, President and Chairman (the “Gingo Amendment”), which amended the employment agreement originally entered into as of September 22, 2016 by and between the Company and Mr. Gingo (the “Gingo Agreement”). The Gingo Amendment extends the end of the term of the Gingo Agreement from the original expiration date of August 31, 2018 to the earlier of August 31, 2019 or the date that is thirty (30) days after the closing date of the transaction contemplated by that certain Agreement and Plan of Merger by and among the Company, LyondellBasell Industries N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (“LyondellBasell”), and LYB Americas Holdco Inc., a Delaware corporation, dated as of February 15, 2018 (the “Merger”). All other terms and conditions of the Gingo Agreement remain in full force and effect. A copy of the Gingo Amendment is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Also on March 27, 2018, John W. Richardson, the Company’s Executive Vice President and Chief Financial Officer, provided the Company with written notice that, pursuant to the terms of the Employment Agreement entered into as of September 30, 2016 by and between the Company and Mr. Richardson (the “Richardson Agreement”), he was extending the end of the term of the Richardson Agreement from the original expiration date of October 31, 2018 to October 31, 2019. All other terms and conditions of the Richardson Agreement remain in full force and effect.

Also on March 27, 2018, the Company commenced entering into amendments of each Change in Control Agreement, dated September 22, 2016 (the “CIC Agreement”), between the Company and its executive officers other than Messrs. Gingo and Richardson, including each of its named executive officers other than Mr. Gingo and Mr. Richardson, to extend the end of the term of each CIC Agreement from the original expiration date of December 31, 2018 to December 31, 2019 and to add, as a condition to receipt of certain benefits set forth in the CIC Agreement, the execution and delivery to the Company of a written release of claims (the “CIC Amendment”). All other terms and conditions of each CIC Agreement remain in full force and effect. A copy of the form of the CIC Amendment is filed as Exhibit 10.2 hereto and incorporated by reference herein.

*****
Forward-Looking Statements
This Current Report on Form 8-K is made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Merger. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee of $50 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the Merger, including, without limitation, the receipt of approval from the Company’s stockholders, the timing (including possible delays) and receipt of regulatory clearance and CFIUS approval from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, its subsequent quarterly reports on Form 10-Q, and in the Company’s preliminary proxy statement, dated March 26, 2018, that the Company filed with the Securities and Exchange Commission (the “SEC”) in connection with the Merger. The list of factors presented here is, and the list of factors presented in the Company’s other SEC filings should not be considered to be a complete statement of all potential risks and uncertainties. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. The Company is under no obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.
The Merger is subject to certain conditions precedent, including regulatory approvals, CFIUS approval and approval from the Company’s stockholders. The Company cannot provide any assurance that the proposed Merger will be completed, nor can it give assurances as to the terms on which such Merger will be consummated.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed Merger between the Company and LyondellBasell. In connection with the proposed Merger, the Company has filed with the SEC a proxy statement, the definitive version of which will be sent or provided to the Company’s stockholders, and other documents relevant to the proposed Merger. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC (INCLUDING THE DEFINITIVE PROXY STATEMENT) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s web site at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, www.ir.aschulman.com, or by contacting the Company’s Investor Relations at 330-668-7346 or jennifer.beeman@aschulman.com.

Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed Merger. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction is included in the Company’s preliminary proxy statement and other documents relevant to the proposed Merger filed with the SEC in connection with the proposed Merger. These documents may be obtained for free (when they become available) as described above.

Item 9.01    Financial Statements And Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment of Employment Agreement entered into March 27, 2018 by and between A. Schulman, Inc. and Joseph M. Gingo.
10.2	Form of Amendment of Change-in-Control Agreement with Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ Andrean Horton
Andrean Horton, Executive Vice President & Chief Legal Officer

Date: March 28, 2018